$75 Million Senior Notes Offering APRIL 2005

Forward Looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the stability of the capital markets, the closing of the Company's pending acquisition, uncertainties inherent in estimating reserves and identifying locations related to extensional drilling opportunities which are less certain than proved reserves, delays and difficulties in developing currently owned properties, the failure of exploratory drilling to result in commercial wells, delays due to the limited availability of drilling equipment and personnel, fluctuations in oil and gas prices, general economic conditions and the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission.

Issuer: KCS Energy, Inc. Amount: $75 million Offering: Tack-on to outstanding $175 million 7 1/8% Senior Notes due 2012 Ratings: B3 (stable) / B- (stable) Use of Proceeds: Partially finance pending property acquisition or, if the acquisition is not consummated, for general corporate purposes Anticipated Pricing: April 5th Sole Book Manager: Credit Suisse First Boston Offering Summary

Management Participants James W. Christmas Founder, Chairman and Chief Executive Officer William "Bill" N. Hahne President and Chief Operating Officer Joseph T. Leary Vice President and Chief Financial Officer

Company Overview

Who We Are A leading independent exploration & production company with operations primarily in the Mid-Continent and Gulf Coast regions Publicly traded on the New York Stock Exchange - "KCS" Equity market capitalization of approximately $790 million Natural gas focus As of December 31, 2004, proved reserves of 328 Bcfe Growing reserves and production Significant, low-risk drilling inventory Plan to drill 140 - 160 wells in 2005 (1) As of April 1, 2005. (1)

Key Investment Highlights Demonstrated ability to grow through the drill bit Growing production and reserve base Significant free cash flow Significant inventory of low-risk drilling opportunities Low cost structure Significant asset coverage Conservative capital structure and financial policies Experienced management team with a proven track record

2004 Achievements Ramped up Elm Grove program - 41 wells drilled Gross production increased from ~ 6 Mmcfpd in 2002 to > 45 Mmcfpd Exploration success in Gulf Coast - La Reforma & Coquat fields Acquired O'Connor Ranch position - 42,000 acres; Over 30 drilling leads Drilled 130 wells with 97% success ratio Increased reserves 22% Increased net production 25% Issued $175 million 8 Year - 7 1/8% Senior Notes 8 7/8% notes redeemed Record net income Record cash flow

Our Operations - 12/31/04 328 Bcfe (NSAI Audited) 88% Natural Gas 84% Operated 76% Proved Developed PV-10 = $814 Million(1) R/P Ratio = 9.4 Years Exploitation of existing fields is expected to yield significant future reserve growth (1) 12/31/04 PV-10 value at $6.18/mmbtu Henry Hub spot and $40.25/Bbl WTI.

Production Growth (1) Net of production payment obligation. (2) 2005E represents mid-point of net production public guidance. (MMcfe/d) Production (1) 2004 Production Increases Gross production up 15% over 2003 Net production up 25% over 2003 Cash flow and net production growth will be augmented by declining production payment obligations Only 3.1 Bcfe of production payment obligation remains as of April 1, 2005 (2)

Growing Value through the Drill Bit Drilled 130 wells in 2004 with 97% success 91% drilling success over 3 years (261 wells) 150-160 wells budgeted for 2005 Multi-year drilling inventory Drilling Success Wells Drilled

($ in millions) (1) As of April 1, 2005. Pro forma for the offering and consummation of the pending acquisition. (2) PV-10 values based on 12/31/04 NYMEX spot prices of $6.18 per Mmbtu for natural gas and $40.25 per Bbl for oil. PV-10 value does not include any value for pending acquisition. (3) Based on December 31, 2004 balance sheet, as adjusted for the offering and consummation of the pending acquisition. Debt Coverage 3.9x 3.0x 2.4x Significant Asset Coverage Debt = $272 MM (3) (1) (2) (2)

Business Strategies Operational Focus on drill bit growth in production and reserves Emphasize exploitation and development activities in existing properties to grow production and reserves Capitalize on tight gas drilling and completion expertise Control operations to effectively manage operating costs, capital expenditures and timing decisions Continually expand inventory of drilling locations Financial Fund drilling program with cash flow Maintain conservative levels of debt Hedge portion of future volumes to protect cash flow for base level of capital expenditures

Pending Core Area Acquisition $94.7 million, subject to adjustment Located in our core North Louisiana - East Texas operating area 48 Bcfe net Proved Reserves (approximately two thirds undeveloped) 185 additional identified extensional drilling locations with 100 Bcfe of upside potential Effective January 1, 2005; expect to close mid-April 2005 Increased drilling budget $20 million to $190 million, exclusive of acquisitions, to initiate drilling program

Low Cost Operator

Significant Adjusted Free Cash Flow and Liquidity Adjusted Free Cash Flow ($ in millions) ($ in millions) Liquidity (1) As adjusted for the offering. (2) Adjusted EBITDAX is a non-GAAP financial measure. Please read "Supplemental Information - Adjusted EBITDAX Reconciliation" for a discussion of how Adjusted EBITDAX is calculated. (3) Assuming $2.00 per Mcfe multiplied by mid-point of 2005 net production public guidance of 42.5 Bcfe. Calculation is for illustrative purposes only. Maintenance capex could differ if either of the assumed inputs varies. (1) (1) As adjusted for the offering, the new credit facility, and consummation of the pending acquisition.

Operations Overview

Areas of Operation Michigan, California, Rockies 43 Bcfe $81 MM PV-10 (10%) Other Mid-Continent 99 Bcfe $227 MM PV-10 (28%) Elm Grove 116 Bcfe $311 MM PV-10 (38%) Gulf Coast 70 Bcfe $196 MM PV-10 (24%) Other Properties Mid-Continent Gulf Coast Note: As of 12/31/04. Not pro forma for pending property acquisition.

2005 Operations Plan Program Drilling Elm Grove 45 - 50 wells Joaquin, Terryville +- 20 wells Sawyer Canyon +- 20 wells O'Connor Ranch +- 20 wells South Texas Exploration Expanded Seismic & Land Acquisitions Exploitation of Pending Acquisition

Program Drilling in Key Fields T E X A S O K L A. A R K. L A. Terryville New Play 4,900 Net Acres Cotton Valley Formation Elm Grove 6,900 Net Acres Joaquin 7,000 Net Acres Travis Peak Formation

Elm Grove Field Largest KCS Field 25% Production 35% Reserves KCS Leasehold 9 Sections 100% WI 6 Sections 5-80% WI Hosston & Cotton Valley Formations Sligo Field Elm Grove Field

Elm Grove Field Drilling Program 2003 2004 2005 proposed locations 2006 & Beyond Complete LCV/Davis drilling in main area Start development of Southern Area Exploit Shallower Hosston & UCV Formations 60 Wells

Elm Grove Production Gross Operated (MCFPD) 12/31/2001 12/31/2002 12/31/2003 12/31/2004

North Louisiana / East Texas Play Terryville Field Joaquin Field Hosston Travis Peak Cotton Valley Joaquin Shelby County Terryville Lincoln Parish Elm Grove Bossier Parish Elm Grove Field

Joaquin Field, East Texas Drilling Program 17 Wells drilled in 2003/2004 10 Wells budgeted in 2005 Plans to test other formations

New Play on Trend - Terryville Cotton Valley formation; Depth 9,000' - 10,200' 8 sections, average WI = 69% Average well cost = $1.5 million Applying Elm Grove completion technology to new areas

Terryville Acreage Position Davison IP 1500 MCFPD Wallace 16-1 IP 1300 MCFPD L.A. Minerals 15-1 IP 1300 MCFPD 2005 Proposed Locations 3 Wells Drilled 1.2 - 1.5 Bcfe / Well Drilling cost overruns 7 Wells Budgeted in 2005 50 - 130 Potential Locations

Sawyer Canyon Field Development Potential KCS Operated Acreage KCS Override Acreage 391 Wells Operated 20-25 Wells Planned in 2005

2005 Sawyer Canyon Drilling Program GENINI-CARTA AREA 2004 DRILLED-GREEN 2005 PROPOSED-RED Sutton County, Texas

2005 Sawyer Canyon Drilling Program SAWRON AREA 2004 DRILLED-GREEN 2005 PROPOSED-RED

2005 Gulf Coast Drilling Program

2005 Gulf Coast Program

Middle Wilcox South Texas Drilling Program 2004 - Discovered Coquat Field Acquired 42,000 acres in O'Connor Ranch Drilled 11 Wells 2005 - Budget Deep Austin Prospect 20 O'Connor Ranch Wells 4 Coquat Wells 4-7 Other Wells Acquiring New Seismic Goliad County Bee County 2001 - Acquired West Mission Valley Field Discovered Marshall Field Drilled 9 Wells Austin Field West Mission Valley Marshall Field 2002 - Drilled 9 Wells 2003 - East Marshall Discovery Five Mile Creek Discovery Drilled 9 Wells Five Mile Creek Coquat Field O'Connor Ranch East Marshall Field Live Oak County Betsy Prospect

O'Connor Ranch

Significant Inventory of Low Risk Drilling Opportunities Established additional Elm Grove and Sawyer Canyon locations Developing plays at Joaquin and Talihina South Texas exploration will generate follow-up development wells Drilling Schedule

Historical Financial Performance

Summary Operating Statistics Gross Production Net Production(2) EBITDAX(3) Adjusted EBITDAX(4) (Bcfe) (Bcfe) ($ in millions) ($ in millions) (1) Production received under the VPP program that ended at December 2002. (2) Net of production payment obligation. (3) EBITDAX is defined as net income before interest expense, income taxes and depreciation, depletion and amortization. (4) Adjusted EBITDAX is defined as EBITDAX plus cumulative effect of accounting change, net of tax, accretion of asset retirement obligations, non-cash losses on derivative instruments, net, redemption premium on early extinguishment of debt, bad debt write-offs and stock compensation less amortization of deferred revenue. (1)

Balance Sheet and Credit Profile Debt / Proved Reserves ($/MCFE) Debt / Adjusted EBITDAX Adjusted EBITDAX / Interest Expense Total Debt KCS management is committed to maintaining a strong balance sheet and financial flexibility. ($ in millions) (1) Adjusted EBITDAX is defined as EBITDAX plus cumulative effect of accounting change, net of tax, accretion of asset retirement obligations, non-cash losses on derivative instruments, net, redemption premium on early extinguishment of debt, bad debt write-offs and stock compensation less amortization of deferred revenue. (1) (1)

Pro Forma Capitalization (1) As adjusted for the pending property acquisition and notes offered hereby. (2) As of March 31, 2005, the outstanding balance under the Revolving Credit Facility was approximately $13.0 million, leaving availability of $157 million after the offering. (3) Assumes interest rate of 7 1/8% and 5.50% for the notes offered hereby and the revolving credit facility, respectively. (4) As Adjusted column includes 48 Bcfe of proved reserves associated with the pending property acquisition. (5) Proved Developed Reserves were 248 Bcfe as of December 31, 2004. Assumes Proved Developed Reserves associated with the pending property acquisition of 16 Bcfe. ($ in millions)

Hedging Ensure sufficient cash flow to fund capital expenditure program to at least replace net production Protect against potential price decline while maintaining significant pricing upside through the utilization of swaps, collars and floors Hedge no more than 75% of production, including volumes dedicated to production payment obligations and fixed price contracts Focus on near 12 months, but opportunistically extend beyond that Protect against margin calls

Summary

Key Investment Highlights Demonstrated ability to grow through the drill bit Growing production and reserve base Significant free cash flow Significant inventory of low-risk drilling opportunities Low cost structure Significant asset coverage Conservative capital structure and financial policies Experienced management team with a proven track record

Supplemental Information

Current Hedge Position Hedge Position as of March 31, 2005

Adjusted EBITDAX Reconciliation ($ in millions) (1) EBITDAX is defined as net income before interest expense, income taxes and depreciation, depletion and amortization. (2) Adjusted EBITDAX is defined as EBITDAX plus cumulative effect of accounting change, net of tax, accretion of asset retirement obligations, non-cash losses on derivative instruments, net, redemption premium on early extinguishment of debt, bad debt write-offs and stock compensation less amortization of deferred revenue.

Adjusted EBITDAX to Operating Cash Flow Reconciliation ($ in millions) (1) Adjusted EBITDAX is defined as EBITDAX plus cumulative effect of accounting change, net of tax, accretion of asset retirement obligations, non-cash losses on derivative instruments, net, redemption premium on early extinguishment of debt, bad debt write-offs and stock compensation less amortization of deferred revenue.